UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 18, 2009

NIVS IntelliMedia Technology Group, Inc.
_____________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-52933	20-8057809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

NIVS Industry Park, No. 29-31, Shuikou Road, Huizhou, Guangdong, People’s Republic of China 516006
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	86-752-3125862

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

As previously disclosed in its filings with the Securities and Exchange Commission (the “SEC”), NIVS IntelliMedia Technology Group, Inc. (the “Company”) and three of its subsidiaries entered into an agreement on December 24, 2008, (the “Agreement”), with Tianfu Li, the Company’s Chief Executive Officer and Chairman of the Board, pursuant to which the outstanding debt that the Company owes to Mr. Li will be converted into shares of the Company’s common stock.  On March 18, 2009, pursuant to the terms of the Agreement and upon the closing of the Company’s public offering, the Company issued the 2,240,493 shares of common stock to Mr. Li. All of the securities were offered and issued in reliance upon an exemption from registration pursuant to Regulation S of the Securities Act of 1933, as amended (the “Securities Act”). The Company complied with the conditions of Rule 903 as promulgated under the Securities Act including, but not limited to, the following: (i) the recipient of the shares is a non-U.S. resident and has not offered or sold his shares in accordance with the provisions of Regulation S; (ii) an appropriate legend was affixed to the securities issued in accordance with Regulation S; (iii) the recipient of the shares has represented that he was not acquiring the securities for the account or benefit of a U.S. person; and (iv) the recipient of the shares agreed to resell the securities only in accordance with the provisions of Regulation S, pursuant to a registration statement under the Securities Act, or pursuant to an available exemption from registration. The Company will refuse to register any transfer of the shares not made in accordance with Regulation S, after registration, or under an exemption.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Description
10.1
Agreement to Convert Debt into Equity dated December 24, 2008, by and between the Company, Niveous Holding Company Limited, NIVS (HZ) Audio & Video Tech Company Limited, NIVS International (H.K.) Limited, and Tianfu Li. (incorporated by reference from Exhibit 10.16 to the registration statement on Form S-1/A filed with the SEC on December 24, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIVS IntelliMedia Technology Group, Inc.

Dated: March 23, 2009	By:	/s/ Tianfu Li
	Name:	Tianfu Li
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1
Agreement to Convert Debt into Equity dated December 24, 2008, by and between the Company, Niveous Holding Company Limited, NIVS (HZ) Audio & Video Tech Company Limited, NIVS International (H.K.) Limited, and Tianfu Li. (incorporated by reference from Exhibit 10.16 to the registration statement on Form S-1/A filed with the SEC on December 24, 2008).